Financial instruments	12 Months Ended
Dec. 31, 2017
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Financial instruments

19 Financial instruments

Accounting policy

Financial instruments comprise investments (other than investments in joint ventures or associates), trade receivables, cash and cash equivalents, payables and accruals, borrowings and derivative financial instruments.

Investments (other than investments in joint ventures and associates) are classified as either held for trading or available for sale, as described in note 17. (These investments are typically classified as either Level 2 or 3 in the IFRS 13 fair value hierarchy.) The fair value of such investments is based on standard valuation techniques, including market comparisons and discounts of future cash flows, having regard to maximising the use of observable inputs and adjusting for risk.

Trade receivables are carried in the statement of financial position at invoiced value less allowance for estimated irrecoverable amounts. Irrecoverable amounts are estimated based on the ageing of trade receivables, experience and circumstance. Borrowings and payables are recorded initially at fair value and subsequently carried at amortised cost (other than fixed rate borrowings in designated hedging relationships for which the carrying amount of the hedged portion of the borrowings is subsequently adjusted for the gain or loss attributable to the hedged risk).

Derivative financial instruments are used to hedge interest rate and foreign exchange risks. Where an effective hedge is in place against changes in the fair value of fixed rate borrowings, the hedged borrowings are adjusted for changes in fair value attributable to the risk being hedged with a corresponding income or expense included in the income statement within finance costs. The offsetting gains or losses from remeasuring the fair value of the related derivatives are also recognised in the income statement within finance costs. When the related derivative expires, is sold or terminated, or no longer qualifies for hedge accounting, the cumulative change in fair value of the hedged borrowing is amortised in the income statement over the period to maturity of the borrowing using the effective interest method.

Changes in the fair value of derivative financial instruments that are designated and effective as hedges of future cash flows are recognised (net of tax) in other comprehensive income and accumulated in the hedge reserve. If a hedged firm commitment or forecasted transaction results in the recognition of a non-financial asset or liability, then, at the time that the asset or liability is recognised, the associated gains or losses on the derivative that had previously been recognised in other comprehensive income are included in the initial measurement of the asset or liability. For hedges that do not result in the recognition of an asset or a liability, amounts deferred in the hedge reserve are recognised in the income statement in the same period in which the hedged item affects net profit or loss. Any ineffective portion of hedges is recognised immediately in the income statement.

Cash flow hedge accounting is discontinued when a hedging instrument expires or is sold, terminated or exercised, or no longer qualifies for hedge accounting. At that time, any cumulative gain or loss on the hedging instrument recognised in other comprehensive income is either retained in the hedge reserve until the firm commitment or forecasted transaction occurs, or, where a hedged transaction is no longer expected to occur, is immediately credited or expensed in the income statement.

Derivative financial instruments that are not designated as hedging instruments are classified as held for trading and recorded in the statement of financial position at fair value, with changes in fair value recognised in the income statement.

The fair values of interest rate swaps, interest rate options, forward rate agreements and forward foreign exchange contracts represent the replacement costs calculated using observable market rates of interest and exchange. The fair value of long-term borrowings is calculated by discounting expected future cash flows at observable market rates. (These instruments are accordingly classified as Level 2 in the IFRS 13 fair value hierarchy).

The main financial risks faced by the Group are liquidity risk, market risk – comprising interest rate risk and foreign exchange risk – and credit risk. Financial instruments are used to finance the Group’s businesses and to manage interest rate and foreign exchange risks. The Group’s businesses do not enter into speculative derivative transactions. Details of financial instruments subject to liquidity, market and credit risks are described below.

Liquidity risk

The Group maintains a range of borrowing facilities and debt programmes to fund its requirements at competitive rates.

The balance of long-term debt, short-term debt and committed bank facilities is managed to provide security of funding, taking into account the cash generation cycle of the business and the uncertain size and timing of acquisition spend. To accommodate the significant free cash flow generated by the Group and to capitalise on an inexpensive source of funding, a meaningful portion of the overall debt portfolio is typically kept short-term as long as there exists acceptable liquidity in the commercial paper markets and sufficient capacity under committed credit lines. The Group’s treasury policies ensure adequate liquidity by requiring that (a) no more than $1.5bn of term debt matures in any 12-month period, (b) the sum of term debt maturing over the ensuing 12 months plus short-term borrowings is less than the sum of available cash plus committed facilities and (c) minimum levels of borrowing with maturities over three and five years are maintained.

The treasury policies ensure debt efficiency by (a) targeting certain levels of short-term borrowings across a given year, (b) maintaining a weighted average maturity of the gross debt portfolio of approximately five years and (c) minimising surplus cash balances. From time to time, based on cash flow and market conditions, the Group may redeem term debt early or repurchase outstanding debt in the open market.

LOGO

Notes to the consolidated financial statements

for the year ended 31 December 2017

19 Financial instruments (continued)

Debt is issued to meet the funding requirements of various jurisdictions and in the currencies that are needed. It is recognised that debt can act as a natural translation hedge of earnings, net assets and net cash flow in currencies other than the reporting currency. For this reason, the majority of the Group’s net debt is denominated in US dollars and euros, reflecting the Group’s largest geographical markets.

There were no changes to the Group’s long-term approach to capital and liquidity management during the year.

The remaining contractual maturities for borrowings and derivative financial instruments are shown in the table below. The table shows undiscounted principal and interest cash flows and includes contractual gross cash flows to be exchanged as part of cross-currency interest rate swaps and forward foreign exchange contracts where there is a legal right of set-off.

AT 31 DECEMBER 2017		Contractual cash flow
	Carrying amount £m	Within 1 year £m	1-2 years £m	2-3 years £m	3-4 years £m	4-5 years £m	More than 5 years £m	Total £m
Borrowings
Fixed rate borrowings	(4,417)	(336)	(706)	(577)	(518)	(805)	(2,198)	(5,140)
Floating rate borrowings	(469)	(464)	–	–	–	–	(5)	(469)

Derivative financial liabilities
Interest rate derivatives	(13)	(1)	(1)	(2)	(2)	(4)	(8)	(18)
Cross-currency interest rate swaps	(2)	(258)	(17)	(18)	(18)	(18)	(541)	(870)
Forward foreign exchange contracts	(42)	(2,148)	(418)	(188)	(41)	–	–	(2,795)

Derivative financial assets
Interest rate derivatives	20	13	11	10	1	–	–	35
Cross-currency interest rate swaps	42	246	7	7	7	7	554	828
Forward foreign exchange contracts	53	2,139	422	193	42	–	–	2,796
Total	(4,828)	(809)	(702)	(575)	(529)	(820)	(2,198)	(5,633)

AT 31 DECEMBER 2016		Contractual cash flow
	Carrying amount £m	Within 1 year £m	1-2 years £m	2-3 years £m	3-4 years £m	4-5 years £m	More than 5 years £m	Total £m
Borrowings
Fixed rate borrowings	(3,937)	(479)	(345)	(733)	(555)	(72)	(2,617)	(4,801)
Floating rate borrowings	(906)	(822)	(2)	(82)	–	–	(4)	(910)

Derivative financial liabilities
Interest rate derivatives	(14)	–	–	(1)	(2)	(2)	(12)	(17)
Cross-currency interest rate swaps	(37)	(21)	(252)	(18)	(20)	(20)	(618)	(949)
Forward foreign exchange contracts	(144)	(1,675)	(512)	(215)	(51)	–	–	(2,453)

Derivative financial assets
Interest rate derivatives	35	17	8	8	9	–	–	42
Cross-currency interest rate swaps	13	9	234	7	7	7	539	803
Forward foreign exchange contracts	21	1,598	467	205	51	–	–	2,321
Total	(4,969)	(1,373)	(402)	(829)	(561)	(87)	(2,712)	(5,964)

The carrying amount of derivative financial liabilities comprises £15m (2016: £16m) in relation to fair value hedges, £30m (2016: £153m) in relation to cash flow hedges and £12m (2016: £30m) not designated as hedging instruments. The carrying amount of derivative financial assets comprises £20m (2016: £32m) in relation to fair value hedges, £81m (2016: £22m) in relation to cash flow hedges and £14m (2016: £15m) not designated as hedging instruments, less nil of cash collateral received from swap counterparties which has been offset against the related derivative financial assets (2016: £4m of cash collateral paid to swap counterparties which has been offset against the related derivative liabilities) (see ‘Credit risk’ below). The expected cash flows in respect of the cash collateral have been included in the tables above together with the cash flows for the related cross-currency interest rate swaps.

19 Financial instruments (continued)

At 31 December 2017, the Group had access to a $2,000m committed bank facility maturing in July 2020, which was undrawn. This facility backs up short-term borrowings. All borrowings that mature within the next two years can be covered by the facility and by utilising available cash resources.

The committed bank facility is subject to financial covenants typical to the Group’s size and financial strength. The Group had significant headroom within these covenants for the year ended 31 December 2017. There are no financial covenants in any outstanding public bonds.

Market risk

The Group’s primary market risks are to interest rate fluctuations and exchange rate movements. Derivatives are used to manage the risks associated with interest rate and exchange rate movements and the Group does not enter into speculative derivatives. Derivatives used by the Group for hedging a particular risk are not specialised and are generally available from numerous sources. The impact of market risks on net post-employment benefit obligations and taxation is excluded from the following market risk sensitivity analysis.

Interest rate exposure management

The Group’s interest rate exposure management policy aims to minimise interest costs with an acceptable level of year on year volatility. To achieve this, the Group uses fixed rate term debt, interest rate swaps, forward rate agreements and interest rate options. Interest rate derivatives are used only to hedge an underlying risk and no net market positions are held.

At 31 December 2017, 44% of gross borrowings were either fixed rate or had been fixed through the use of interest rate swaps, forward rate agreements and options. A 100 basis point reduction in interest rates would result in an estimated decrease in net finance costs of £26m (2016: £25m), based on the composition of financial instruments including cash, cash equivalents, bank loans and commercial paper borrowings at 31 December 2017. A 100 basis point rise in interest rates would result in an estimated increase in net finance costs of £26m (2016: £25m).

The impact on net equity of a theoretical change in interest rates as at 31 December 2017 is restricted to the change in carrying value of floating rate to fixed rate interest rate derivatives in a designated cash flow hedge relationship and undesignated interest rate derivatives. A 100 basis point reduction in interest rates would result in an estimated increase in net equity of £2m (2016: £2m) and a 100 basis point increase in interest rates would reduce net equity by an estimated £2m (2016: £2m). The impact of a change in interest rates on the carrying value of fixed rate borrowings in a designated fair value hedge relationship would be offset by the change in carrying value of the related interest rate derivative. Fixed rate borrowings not in a designated hedging relationship are carried at amortised cost.

Foreign currency exposure management

Translation exposures arise on the earnings and net assets of individual businesses whose operational currencies are other than sterling. Some of these exposures are offset by denominating borrowings in US dollars, euros and other currencies. Currency exposures on transactions denominated in a foreign currency are generally hedged using forward contracts. In addition, recurring transactions and future investment exposures may be hedged, in advance of becoming contractual. The precise policy differs according to the specific circumstances of the individual businesses. Highly predictable future cash flows may be covered for transactions expected to occur during the next 24 months (50 months for the Scientific, Technical & Medical subscription businesses) within limits defined according to the period before the transaction is expected to become contractual. Cover takes the form of foreign exchange forward contracts.

As at 31 December 2017, the amount of outstanding foreign exchange cover against future transactions was £1.3bn (2016: £1.5bn).

A theoretical weakening of all currencies by 10% against sterling at 31 December 2017 would decrease the carrying value of net assets, excluding net borrowings, by £630m (2016: £658m). This would be offset to a degree by a decrease in net borrowings of £448m (2016: £389m). A strengthening of all currencies by 10% against sterling at 31 December 2017 would increase the carrying value of net assets, excluding net borrowings, by £630m (2016: £658m) and increase net borrowings by £448m (2016: £389m).

A retranslation of the Group’s net profit for the year, assuming a 10% weakening of all foreign currencies against sterling but excluding transactional exposures, would reduce net profit by £148m (2016: £105m). A 10% strengthening of all foreign currencies against sterling on this basis would increase net profit for the year by £148m (2016: £105m).

LOGO

Notes to the consolidated financial statements

for the year ended 31 December 2017

19 Financial instruments (continued)

Credit risk

The Group seeks to manage interest rate risk and limit foreign exchange risks described above by the use of financial instruments and as a result has a credit risk from the potential non-performance by the counterparties to these financial instruments, which are unsecured. The amount of this credit risk is normally restricted to the amounts of any hedge gain and not the principal amount being hedged. The Group also has a credit exposure to counterparties for the full principal amount of cash and cash equivalents. Credit risks are controlled by monitoring the credit quality of these counterparties, principally licensed commercial banks and investment banks with strong long-term credit ratings, and the amounts outstanding with each of them.

In certain situations, the Group enters into credit support arrangements with derivative counterparties to mitigate the credit exposures arising from hedge gains on the related financial instruments. Under these arrangements, the Group receives (or pays) cash collateral equal to the mark to market valuation of the related derivative asset (or liability) on monthly settlement dates. At 31 December 2017, nil cash collateral had been received, resulting in no payable balance to be offset against the related derivative assets of £2m in the statement of financial position (2016: £4m of cash collateral paid and the resulting receivable balance offset against the related derivative liabilities of £5m).

The Group has treasury policies in place which do not allow concentrations of risk with individual counterparties and do not allow significant treasury exposures with counterparties which are rated lower than A-/A3 by Standard & Poor’s, Moody’s and Fitch. At 31 December 2017, cash and cash equivalents totalled £111m (2016: £162m), of which 90% (2016: 94%) was held with banks rated A-/A3 or better.

The Group also has credit risk with respect to trade receivables due from its customers, which include national and state governments, academic institutions and large and small enterprises including law firms, book stores and wholesalers. The concentration of credit risk from trade receivables is limited due to the large and broad customer base. Trade receivable exposures are managed locally in the business units where they arise. Where appropriate, business units seek to minimise this exposure by taking payment in advance and through management of credit terms. Allowance is made for bad and doubtful debts based on management’s assessment of the risk taking into account the ageing profile, experience and circumstance. The maximum exposure to credit risk is represented by the carrying amount of each financial asset, including derivative financial instruments, recorded in the statement of financial position.

Included within trade receivables are the following amounts which are past due but for which no allowance has been made: past due up to one month £220m (2016: £187m); past due two to three months £97m (2016: £96m); past due four to six months £44m (2016: £45m); and past due greater than six months £40m (2016: £31m). Examples of trade receivables which are past due but for which no allowance has been made include those receivables where there is no concern over the creditworthiness of the customer and where the history of dealings with the customer indicate the amount will be settled.

Hedge accounting

The hedging relationships that are designated under IAS 39 – Financial Instruments are described below.

Fair value hedges

The Group has entered into interest rate swaps and cross-currency interest rate swaps to hedge the exposure to changes in the fair value of fixed rate borrowings due to interest rate and foreign currency movements which could affect the income statement. Interest rate derivatives (including cross-currency interest rate swaps) with a principal amount of £2,021m (2016: £1,403m) were in place at 31 December 2017 swapping fixed rate term debt issues denominated in US dollars (USD) and euros to floating rate USD and euro debt respectively for the whole or part of their term.

19 Financial instruments (continued)

The gains and losses on the borrowings and related derivatives designated as fair value hedges, which are included in the income statement, for the three years ended 31 December 2017, 2016 and 2015 were as follows:

GAINS/(LOSSES) ON BORROWINGS AND RELATED DERIVATIVES	1 January 2017 £m	Fair value movement gain/(loss) £m	De- designated £m	Exchange gain/(loss) £m	31 December 2017 £m
USD debt	16	(1)	(2)	(1)	12
Related interest rate swaps	(16)	1	2	1	(12)
	–	–	–	–	–
EUR debt	(33)	17	–	(1)	(17)
Related interest rate swaps	32	(16)	–	1	17
	(1)	1	–	–	–
Total relating to USD and EUR debt	(17)	16	(2)	(2)	(5)
Total related interest rate swaps	16	(15)	2	2	5
Net (loss)/gain	(1)	1	–	–	–

GAINS/(LOSSES) ON BORROWINGS AND RELATED DERIVATIVES	1 January 2016 £m	Fair value movement gain/(loss) £m	De- designated £m	Exchange gain/(loss) £m	31 December 2016 £m
USD debt	2	13	–	1	16
Related interest rate swaps	(2)	(13)	–	(1)	(16)
	–	–	–	–	–
GBP debt	(14)	–	14	–	–
Related interest rate swaps	14	–	(14)	–	–
	–	–	–	–	–
EUR debt	(9)	(21)	–	(3)	(33)
Related interest rate swaps	8	21	–	3	32
	(1)	–	–	–	(1)
Total relating to USD, GBP and EUR debt	(21)	(8)	14	(2)	(17)
Total related interest rate swaps	20	8	(14)	2	16
Net loss	(1)	–	–	–	(1)

GAINS/(LOSSES) ON BORROWINGS AND RELATED DERIVATIVES		1 January 2015 £m	Fair value movement gain/(loss) £m	Exchange gain/(loss) £m	31 December 2015 £m
USD debt		3	(2)	1	2
Related interest rate swaps		(3)	2	(1)	(2)
		–	–	–	–
GBP debt		(20)	6	–	(14)
Related interest rate swaps		20	(6)	–	14
		–	–	–	–
EUR debt		(26)	15	2	(9)
Related interest rate swaps		26	(16)	(2)	8
		–	(1)	–	(1)
Total relating to USD, GBP and EUR debt		(43)	19	3	(21)
Total related interest rate swaps		43	(20)	(3)	20
Net loss		–	(1)	–	(1)

All fair value hedges were highly effective throughout the three years ended 31 December 2017.

LOGO

Notes to the consolidated financial statements

for the year ended 31 December 2017

19 Financial instruments (continued)

Gross borrowings as at 31 December 2017 included £24m (2016: £30m) in relation to fair value adjustments to borrowings previously designated in a fair value hedge relationship which were de-designated in 2008. The related derivatives were closed out on de-designation with a cash inflow of £62m. £3m (2016: £3m) of these fair value adjustments were amortised in the year as a reduction to finance costs.

Gross borrowings were also reduced by £2m (2016: increased by £6m) in relation to fair value adjustments to borrowings previously designated in a fair value hedging relationship which were de-designated during the year or prior year. £6m (2016: £8m) of these fair value adjustments were amortised in the year as a reduction to finance costs. The related derivatives remained on the balance sheet at 31 December 2017 with a carrying value of £2m (2016: £8m).

Cash flow hedges

The Group enters into two types of cash flow hedge:

1	Debt hedges comprising interest rate derivatives which fix the interest expense on a portion of forecast floating rate debt (including commercial paper, short-term bank loans and floating rate term debt), and cross-currency interest rate derivatives which hedge the cash flow exposure arising from foreign currency denominated debt.

2	Revenue hedges comprising forward foreign exchange contracts which fix the exchange rate on a portion of future foreign currency subscription revenues forecast by the businesses for up to 50 months.

Movements in the hedge reserve in 2016 and 2017, including gains and losses on cash flow hedging instruments, were as follows:

	Debt hedges £m	Revenue hedges £m	Total hedge reserve pre-tax £m
Hedge reserve at 1 January 2016: gains/(losses) deferred	6	(44)	(38)
Losses arising in 2016	(26)	(139)	(165)
Amounts recognised in income statement	27	19	46
Exchange translation differences	1	(5)	(4)
Hedge reserve at 1 January 2017: gains/(losses) deferred	8	(169)	(161)
Gains arising in 2017	63	74	137
Amounts recognised in income statement	(65)	90	25
Exchange translation differences	(1)	(2)	(3)
Hedge reserve at 31 December 2017: gains/(losses) deferred	5	(7)	(2)

All cash flow hedges were highly effective throughout the two years ended 31 December 2017.

A deferred tax charge of £1m (2016: credit of £28m; 2015: credit of £8m) in respect of the above gains and losses at 31 December 2017 was also deferred in the hedge reserve.

Of the amounts recognised in the income statement in the year, losses of £90m (2016: losses of £19m; 2015: gains of £19m) were recognised in revenue, and gains of £65m (2016: losses of £27m; 2015: losses of £48m) were recognised in finance costs. A tax credit of £1m (2016: £12m; 2015: £1m) was recognised in relation to these items.

The deferred gains and losses on cash flow hedges at 31 December 2017 are currently expected to be recognised in the income statement in future years as follows:

	Debt hedges £m	Revenue hedges £m	Total hedge reserve pre-tax £m
2018	3	(18)	(15)
2019	(1)	–	(1)
2020	(2)	10	8
2021	(2)	1	(1)
2022 and beyond	7	–	7
Gains/(losses) deferred in hedge reserve at end of year	5	(7)	(2)

The cash flows for these hedges are expected to occur in line with the recognition of the gains and losses in the income statement, other than in respect of certain forward foreign exchange hedges on subscriptions, where cash flows may be expected to occur in advance of the subscription year.